UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2021

Infrastructure & Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 688-3775

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, Infrastructure and Energy Alternatives, LLC, a Delaware limited liability company (“IEA LLC”) completed an underwritten public offering (the “Offering”) of 8,853,283 shares of common stock, par value $0.0001 per share (the “Common Stock”), on February 8, 2021. In connection with the Offering, IEA LLC informed Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), that following the Offering, it intended to effect a distribution (the “Distribution”) to its members, pro rata in accordance with such member’s ownership interest in IEA LLC and the governing documents of IEA LLC, of a combination of:

•the cash proceeds from the Offering;
•the cash proceeds from the sale of Series A Preferred Stock and Series B Preferred Stock to Ares Special Situations Fund IV, L.P. and ASOF Holdings I, L.P.; and
•other securities of the Company held by IEA LLC (including Common Stock and warrants exercisable for Common Stock).

On March 23, 2021, IEA LLC completed the Distribution. Trusts of John Paul Roehm, the Company’s President, Chief Executive Officer and a director; Chris Hanson, the Company’s Executive Vice President of Wind Operations and Brian Hummer, the Company’s Executive Vice President of Operations are members of IEA, LLC, and as a result, Messrs. Roehm, Hanson and Hummer, through their respective trusts, received a distribution of 599,445, 20,896 and 20,896 shares of Common Stock and 35,976, 26,164 and 26,164 warrants, respectively.

Prior to the Distribution, each recipient of securities in the Distribution who was not already covered by a lock-up agreement in connection with the Offering entered into a lock-up agreement substantially similar to the one entered into by IEA LLC in connection with the Offering.

Additionally, the parties receiving Common Stock and warrants in the Distribution entered into a joinder to the Registration Rights Agreement, dated as of March 28, 2018, by and among the Company, M III Sponsor I LLC, a Delaware limited liability company, M III Sponsor I LP, a Delaware limited partnership, IEA LLC, Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, in its capacity as the representative of IEA LLC, Cantor Fitzgerald & Co., and the other undersigned parties listed on the signature pages thereto (as subsequently amended and amended and restated).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2021

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Gil Melman
	Name:	Gil Melman
	Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer